Exhibit (b)(ii)

Verona Pharma plc

As of October 19, 2020

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Re: Restricted ADSs (CUSIP No.: 925050981)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of dated as of May 2, 2017, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain investors in the Company, including Affiliates of the Company, the names of which are to be provided to the Depositary from time to time (each, a “Restricted Holder”), to hold Shares that constitute Restricted Securities as Restricted ADSs. The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this letter agreement (the “Restricted ADS Letter Agreement”) to establish procedures for the deposit of Restricted Securities by the Company, or by, for, or on behalf of, Restricted Holders.

The purpose and intent of this Restricted ADS Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (i) the issuance of Restricted ADSs to the Restricted Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below. The Company and the Depositary agree that this Restricted ADS Letter Agreement shall be filed as an exhibit to the Company's next Registration Statement on Form F-6 filed in respect of the ADSs under the U.S. Securities Act of 1933, as amended (the “Securities Act”), if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to (i) the deposit by the Company, or by, for, or on behalf of, each Restricted Holder, of up to the number of Shares listed opposite such Restricted Holder’s name on lists to be provided to the Depositary from time to time in writing together with a written request for the Depositary to accept the deposit of such Shares (which request shall not be unreasonably denied) (the “Restricted Shares”) and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms set forth in Section 2.13 of the Deposit Agreement, as supplemented by this Restricted ADS Letter Agreement, to the Restricted Holders or their respective designees. The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively. In connection with each deposit of Designated Shares (i) by the Company and request for issuance of Designated Restricted ADSs, the Company shall deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-1 hereto (each a “Consent and Delivery Instruction - Company”), and (ii) by a Restricted Holder and request for issuance of Designated Restricted ADSs, the Restricted Holder shall be required to deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A-2 hereto (each a “Consent and Delivery Instruction – Restricted Holder” and together with a Consent and Delivery Instruction – Company, a “Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Restricted ADS Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by the Company, or by, for, or on behalf of, the Restricted Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Holders of Designated Restricted ADSs issued under the terms of this Restricted ADS Letter Agreement upon deposit of Designated Shares, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Restricted ADS Letter Agreement, and (ii) deliver an account statement (the “Account Statement”) to the Restricted Holder(s) upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein. Nothing contained in this Restricted ADS Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by or on behalf of the Restricted Holders of the Designated Shares, the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of the Designated Shares and the conversion of Designated Restricted ADSs into freely transferable ADSs, and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares, the issuance of the Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs, and the withdrawal of Designated Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, on or prior to the date of the first deposit of Designated Shares pursuant to a Consent and Delivery Instruction (and, solely with respect to clause (A)(ii) below, on or prior to each subsequent deposit of Designated Shares pursuant to a Consent and Delivery Instruction), the Company shall cause (A) its U.S. counsel to deliver an opinion to the Depositary stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Restricted ADS Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the deposit of such specified Designated Shares by the Company, or by, for, or on behalf of, such Restricted Holders and the issuance and delivery of such Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of such Designated Shares under the Securities Act, and (B) its England and Wales counsel to deliver an opinion to the Depositary stating, inter alia, that (i) the Company has duly authorized and executed this Restricted ADS Letter Agreement, (ii) this Restricted ADS Letter Agreement constitutes a legal, valid and binding obligation of the Company under the laws of England and Wales enforceable against the Company upon its terms, (iii) all approvals required by the laws of England and Wales to permit the deposit of Designated Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been obtained, and (iv) the terms of this Restricted ADS Letter Agreement and the transactions contemplated by this Restricted ADS Letter Agreement do not contravene or conflict with any laws of England and Wales of general application.

3.                  Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Restricted ADS Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction from the Company or the Restricted Holder, as applicable, (ii) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by the Company, or by, for, or on behalf of, a Restricted Holder, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the holder(s) of the Designated Restricted ADSs.

The Depositary shall cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under Cusip No.: 925050981 (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements between the Company and the Depositary) and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed notwithstanding the terms of Section 2.14 of the Deposit Agreement) to issue the Designated Restricted ADSs as Uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Restricted Holders or their designees for the benefit of the Restricted Holders subject to the restrictions specified in Section 4 below.

4.                  Stop Transfer Notation and Legend. The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to the Restricted Holders upon the issuance of Designated Restricted ADSs shall contain a legend substantially to the form of the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF VERONA PHARMA PLC (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), DATED AS OF OCTOBER 19, 2020, AND THE DEPOSIT AGREEMENT, DATED AS OF MAY 2, 2017, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS, UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A. IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

5.                  Limitations on Transfer of Designated Restricted ADSs. The Designated Restricted ADSs shall be transferable only by the Restricted Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement (US$0.05 per Restricted ADS transferred), and, (ii) a Transfer Certification from the transferring Restricted Holder substantially in the form attached hereto as Exhibit B and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 4).

6.                  Limitations on Cancellation of Designated Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, payment to the Depositary of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement in connection with the cancellation of ADSs and withdrawal of Deposited Securities, and (y) the Depositary shall have received from the person requesting the withdrawal of the Designated Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a “Withdrawal Certification”).

7.                  Fungibility. Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Designated Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

8.                  Limitations on Exchange of Designated Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Instruction Letter, substantially in the form attached hereto as Exhibit D (the “Resale Certification and Instruction Letter”), (ii) an opinion of U.S. securities counsel contemplated in the Resale Certification and Instruction Letter, (iii) payment of the applicable ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement.

9.                  Removal of Restrictions. The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and to treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, (y) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Designated Restricted ADSs and the Designated Shares, and the treatment of such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the Securities Act, and (z) payment of the applicable ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Restricted ADS Letter Agreement. Upon receipt of such instructions, opinion of counsel, and payment of applicable fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for inclusion in the applicable book-entry settlement system.

10.              Representations and Warranties. The Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Restricted ADS Letter Agreement that (a) the Designated Shares being deposited or to be deposited by the Company, or by, for, or on behalf of, the Restricted Holders for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares (save to the extent validly disapplied), (b) the deposit from time to time of Designated Shares by the Company, or by, for, or on behalf of, Restricted Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of Designated Shares under the Deposit Agreement and this Restricted ADS Letter Agreement have been, or will be, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) to the Company’s knowledge, none of the terms of this Restricted ADS Letter Agreement and none of the transactions contemplated in this Restricted ADS Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

11.              Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Restricted ADS Letter Agreement.

12.              Governing Law and Jurisdiction. This Restricted ADS Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York. Each of the Company and the Depositary acknowledges and agrees that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of or in connection with this Restricted ADS Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts. The Company hereby irrevocably designates, appoints and empowers Nate Poulsen (the “Agent”), now at 180 Varick Street, New York, New York 10014, as its authorized agent to receive and accept for and on its behalf, and on behalf of its properties, assets and revenues, service by mail of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding brought against the Company in any federal or state court as described in the preceding sentence or as otherwise contemplated herein. If for any reason the Agent shall cease to be available to act as such, the Company agrees to designate a new agent on the terms and for the purposes set forth herein reasonably satisfactory to the Depositary. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding against the Company, by service by mail of a copy thereof upon the Agent (whether or not the appointment of such Agent shall for any reason prove to be ineffective or such Agent shall fail to accept or acknowledge such service), with a copy mailed to the Company by registered or certified air mail, postage prepaid, to its address provided in Section 7.5 of the Deposit Agreement. The Company agrees that the failure of the Agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Restricted ADS Letter Agreement, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

[Remainder of page intentionally left blank. Signature page to follow.]

This Restricted ADS Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The Company and the Depositary have caused this Restricted ADS Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

VERONA PHARMA PLC

By:	/s/ David Zaccardelli
Name: David Zaccardelli
Title: CEO & President

CITIBANK, N.A.
as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Vice President

EXHIBITS
A-1	Consent and Delivery Instruction – Company
A-2	Consent and Delivery Instruction – Restricted Holder
B	Transfer Certification
C	Withdrawal Certification
D	Resale Certification and Instruction Letter

EXHIBIT A-1
to

Restricted ADS Letter Agreement, dated as of October 19, 2020
(the “Restricted ADS Letter Agreement”), by and between
Verona Pharma plc

and
Citibank, N.A.

_____________________

CONSENT AND DELIVERY INSTRUCTION - COMPANY
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Verona Pharma plc (CUSIP No.: 925050981)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 2, 2017, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of October 19, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby deposits the Designated Shares specified in Schedule I hereto on behalf of the specified beneficial owners thereof and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

The Company hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares (save to the extent validly disapplied), (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified beneficial owners of the Designated Shares specified on Schedule I hereto will be the Beneficial Owners of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

Exh. A-1-1

The Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

VERONA PHARMA PLC

By:
Name:
Title:

Exh. A-1-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name, Address and Email Address of Beneficial Owner of Designated Restricted ADSs
_________________ Shares	_________ ADSs

Exh. A-1-3

EXHIBIT A-2
to

Restricted ADS Letter Agreement, dated as of October 19, 2020
(the “Restricted ADS Letter Agreement”), by and between
Verona Pharma plc

and
Citibank, N.A.

_____________________

CONSENT AND DELIVERY INSTRUCTION – RESTRICTED HOLDER
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Verona Pharma plc (CUSIP No.: 925050981)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 2, 2017, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of October 19, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The undersigned holder of Restricted Shares (as defined in the Restricted ADS Letter Agreement) (the “Restricted Holder”) hereby advises the Depositary and the Company of its intent to deposit, or to cause to be deposited on its behalf, the Designated Shares specified in Schedule I hereto and the Company hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement).

Exh. A-2-1

Each of the Restricted Holder and the Company hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Restricted ADS Letter Agreement) being deposited for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares (save to the extent validly disapplied), (b) the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof, in each case upon the terms contemplated in the Restricted ADS Letter Agreement, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required by the laws of England and Wales to permit the deposit of the specified Designated Shares under the Deposit Agreement and the Restricted ADS Letter Agreement have been obtained prior to the deposit of the specified Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) the specified Restricted Holder of the Designated Shares specified on Schedule I hereto will be the Beneficial Owner of the corresponding Designated Restricted ADSs immediately following the deposit of the Designated Shares.

Each of the Restricted Holder and the Company confirms that payment of the applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement upon the deposit of Shares and issuance of ADSs is being made to the Depositary concurrently herewith.

Each of the Restricted Holder and the Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

The Restricted Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Neither the Restricted Holder, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the deposit of the specified Designated Shares and the issuance and delivery of Designated Restricted ADSs in respect thereof.

Latham & Watkins LLP, in its capacity as Company counsel, may rely on this Consent and Delivery Instruction, in rendering any opinions on the Restricted ADS Letter Agreement, the transactions contemplated thereby, or the Company.

[RESTRICTED HOLDER]

By:
Name:
Title:

Consented to: VERONA PHARMA PLC

By:
Name: Title:

Exh. A-2-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name, Address and Email Address of Beneficial Owner of Designated Restricted ADSs
_________________ Shares	_________ ADSs

Exh. A-2-3

EXHIBIT B
to

Restricted ADS Letter Agreement, dated as of October 19, 2020
(the “Restricted ADS Letter Agreement”), by and between
Verona Pharma plc

and
Citibank, N.A.

_____________________

TRANSFER CERTIFICATION

_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Verona Pharma plc (CUSIP No.: 925050981)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 2, 2017, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of October 19, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

(Check one)

___	(a)	The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

Exh. B-1

OR

___	(b)	The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement (US$0.05 per Restricted ADS transferred) is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

By:
Name:
Title:
Dated:

Exh. B-2

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:_______________________________________________________________

Dated:_____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. B-3

Schedule I

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s) in the form of Uncertificated ADSs:

Name of Transferee:	_____________________________
Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

Exh. B-4

EXHIBIT C
to

Restricted ADS Letter Agreement, dated as of October 19, 2020
(the “Restricted ADS Letter Agreement”), by and between
Verona Pharma plc

and
Citibank, N.A.

_____________________

WITHDRAWAL CERTIFICATION
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Verona Pharma plc (CUSIP No.: 925050981)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 2, 2017, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of October 19, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.                  This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.                  We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

Exh. C-1

3.                  We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons other than US Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the withdrawal of the corresponding Restricted Shares is being made to the Depositary concurrently herewith.

Exh. C-2

Name of Owner:	__________________________________

Social Security Number or	__________________________________
Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________
Number of Restricted ADSs to be cancelled:	__________________________________
Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________
Date:	__________________________________
Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

Exh. C-3

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:_______________________________________________________________

Dated:_____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. C-4

EXHIBIT D

to
Restricted ADS Letter Agreement, dated as of October 19, 2020
(the “Restricted ADS Letter Agreement”), by and between
Verona Pharma plc

and
Citibank, N.A.

_____________________

CERTIFICATION AND INSTRUCTION LETTER
_____________________

[●][●], 20[●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013
Attn: Account Management

Verona Pharma plc (CUSIP No.: 925050981)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 2, 2017, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Verona Pharma plc, a public limited company incorporated under the laws of England and Wales, and its successors (the “Company”), Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of October 19, 2020 (the “Restricted ADS Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Certification and Instruction Letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 925050981) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

*☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which the Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

Exh. D-1

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only - Affiliate): (v) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (w) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (x) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports), (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case as defined in, and in accordance with, Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

___________________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

Exh. D-2

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only - Affiliate): (w) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (x) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, (y) the Restricted ADSs to be transferred and the Restricted Shares represented thereby shall be so transferred in unsolicited brokers’ transactions, directly with a market maker, or in riskless principal transactions, in each case in accordance with Rule 144(f) and (g) under the Securities Act, and (z) the amount of securities sold in any three-month period by such Affiliate shall not exceed the greater of (i) one percent of the Shares (including Shares represented by ADSs) outstanding, or (ii) the average weekly trading volume during the four calendar weeks preceding the filing of a Form 144, or if no such notice is required, the date of receipt of the order to execute the transaction contemplated hereby, in each case in accordance with Rule 144(e) under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only – Non-Affiliate): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

___________________________

**	The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

Exh. D-3

OR

**☐ Other: _______________________________________________.
                                                                         [Please fill in details]

[The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)].

The undersigned hereby requests that the Depositary:

(i)	debit from the undersigned's account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No.: 925050981), and

(ii)	following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 925050106)

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

___________________________

**	The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Restricted ADS holder.

Exh. D-4

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Restricted ADS Letter Agreement in connection the cancellation of Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________
Social Security Number or Taxpayer Identification Number of Owner:	__________________________________
Account Number of Owner:	__________________________________
Date:	__________________________________
Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

Exh. D-5

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:__________________________________________________________________________________

_________________________________________________________________________________________

Area Code and Telephone Number:_______________________________________________________________

Dated:_____________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. D-6